UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2015

Collins Alternative Solutions Fund

Institutional Class
(CLLIX)

Class A
(CLLAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	9
SCHEDULE OF INVESTMENTS	14
SCHEDULE OF OPTIONS WRITTEN	21
SCHEDULE OF SECURITIES SOLD SHORT	22
SCHEDULE OF OPEN FUTURES CONTRACTS	23
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	24
SCHEDULE OF INTEREST RATE SWAPS	27
SCHEDULE OF TOTAL RETURN SWAPS	28
STATEMENT OF ASSETS AND LIABILITIES	30
STATEMENT OF OPERATIONS	32
STATEMENTS OF CHANGES IN NET ASSETS	33
FINANCIAL HIGHLIGHTS	34
NOTES TO FINANCIAL STATEMENTS	36
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	54
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS	58
NOTICE OF PRIVACY POLICY & PRACTICES	62
ADDITIONAL INFORMATION	63

Dear Shareholder,

Enclosed please find the results for the first half of fiscal 2015 for the Collins Alternative Solutions Fund (the “Fund”).  For the six month period ended August 31, 2015, the Fund returned -9.40% versus -0.68% for the Barclays US Aggregate Total Return Bond Index, -5.32% for the S&P 500 Total Return Index and -2.68% for the HFRX Global Hedge Fund Index.  Annualized volatility  for the Fund was 4.36% versus 3.08% for the Barclays US Aggregate Total Return Bond Index and 12.43% for the S&P 500 Total Return Index.  The Fund had a beta1 to the Barclays US Aggregate Total Return Bond Index of -0.27 and a beta to the S&P 500 Total Return Index of 0.21.

Performance Overview

We are very disappointed in our returns for the six month period ended August 31, 2015.  We have always strived to maintain low directionality to the broader markets through our portfolio construction and allow the idiosyncratic situations that our managers find in their strategies to drive returns.  Those idiosyncratic situations have historically driven our returns in periods of positive performance and the same is true during this past six month period, to the negative.  Having one manager down in a given period is not abnormal – having two of our most dynamic managers down during the same period for completely unrelated reasons, is abnormal and is what has made this period such an outlier.

There were two major drivers of our performance during the period – our Activist and Global Macro strategies.  The largest detractor during the period was our Activist strategy.  Prior to this period, the strategy was our top performing strategy since inception.  The strategy consists of a concentrated portfolio of small cap companies in which the manager can be the catalyst for change.  This change can come in the form of a proxy campaign to replace members of the board, potential corporate actions, such as share buybacks, or even a sale of the company.  The strategy inherently focuses on underperforming companies – otherwise there isn’t likely a need for change.

During the period, a holding in a television-based retailer drove the bulk of the losses.  This was a situation in which the manager had won a proxy campaign and replaced several members of the board, which led to a new management team for the company.  The long-term plan for the company involves driving new proprietary brands through the channel, which the new team has extensive experience in building.  The stock got ahead of itself early in the year as several analysts announced aggressive price targets, excited by the new approach for the company.  Unfortunately, the management team had done a poor job communicating to the market the anticipated timeline of the turnaround and then missed expectations, leading to a severe selloff in the stock.  The manager believes the core thesis is intact to turn around the company and has continued to hold the stock and work with the board to add a member to the team that can assist in messaging to the market.  In addition, the most recent earnings were positively received by the market and the stock has begun to rebound.

Our Global Macro strategy, which was our top performing strategy in 2014, was also a significant detractor.  Losses in the strategy were largely due to several emerging market currency shorts against the US Dollar.  Shorts in the Russian Ruble, Turkish Lira and South African Rand went against the manager and were compounded by losses in a long position in the Euro against the US Dollar that was used as a partial hedge against the positions.  The manager acted as we would have expected when facing losses in the portfolio, significantly reducing the positions and has focused on more tactical trading

1   Based on daily returns from 04/30/12 (inception) through 8/31/15.

to help build profits.  The manager believes that emerging market currencies are in a “lose-lose” situation.  Emerging market currencies will face pressure once the US Federal Reserve begins to raise rates, and if the Fed is on hold, which is likely due to a significant slowdown in global growth, this disproportionately hits emerging markets.

On the positive side, we were pleased with the performance of our Reinsurance, Long/Short Credit and Statistical Arbitrage strategies.  Reinsurance performed in line with expectations and benefited from the low level of natural catastrophes.  Long/Short Credit significantly outperformed the high yield market, which faced continuing pressure in the energy sector (the largest sector in the high yield market).  Statistical Arbitrage continued to benefit from the diversity of its model suite and we have been pleased with how those models have adapted to different environments in the equity markets.

It is important to note that our performance this period was not driven by the strategies correlating with each other or having the same hidden market exposures.  In fact, the cross correlations came down a bit and our betas to the equity and bond markets were quite stable.  We believe this is important because at the end of the day we are striving to give investors an exposure that is a diversifier to the traditional parts of their portfolio.

Allocations

The overall exposures in the portfolio are a function of both a top-down view of where we see the most attractive strategies and a bottom-up consideration of each individual manager’s forward-looking opportunity set and risk/reward contribution.  During the period we increased our exposures to Statistical Arbitrage and Long/Short Credit.  We believe the environments for both strategies are increasingly attractive.  We exited the Market Neutral and Arbitrage strategies during the period.  These two strategies had been de-emphasized in the past year and we believe the combination of the forward looking opportunity set for their strategies, as well as the reduced diversification they provided to the portfolio, warranted their removal.

Below are the strategy allocations as of August 31, 2015.

Collins Alternative Solutions Fund
Strategy Allocations as of August 31, 2015 (Unaudited)

Percentages are stated as a percentage of allocated capital. Approximately 1% of assets were in unallocated cash.

Outlook

Volatility has re-entered the markets and we believe more volatility is likely.  We were in a prolonged period of artificially low volatility driven by central banks flooding the system with cheap money.  We are not out of that paradigm but markets are grappling with “what’s next.”  Investors are looking at slowing global growth, market valuations that are elevated, potentially higher interest rates and a dearth of attractive investment opportunities.  To say this creates uncertainty is an understatement.

While we are disappointed with our recent performance, our managers have continued to find compelling idiosyncratic situations with favorable risk/reward dynamics. The nature of these returns can be lumpy, and we are confident that we may see several situations begin to bear fruit in the upcoming months, which should benefit our Activist and Event Driven allocations.  We also believe that the initial interest rate increase by the Fed will bring a renewed focus on fundamentals in the currency and interest rate markets, creating a more robust trading environment for our Global Macro strategy.  We welcome a return to fundamentals, since ultimately our managers focus on looking under a lot of rocks for mispriced opportunities, not guessing what the market is going to do tomorrow.

Sincerely,

Dorothy C. Weaver	Michael J. Collins	Stephen T. Mason
CEO	President	Portfolio Manager

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedules of Investments, Options Written, Securities Sold Short, Open Futures Contracts, Open Forward Currency Contracts, Interest Rate Swaps and Total Return Swaps for complete fund holdings.

Definitions: The Barclays US Aggregate Total Return Bond Index is a broad base index that is often used to represent investment grade bonds being traded in United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. The HFRX Global Hedge Fund Index, calculated by Hedge Fund Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Volatility (also known as standard deviation) is a measure of variation or dispersion of returns from the average return. Beta represents the correlated ratio by which the fund’s returns move in relation to a benchmark’s returns.  A positive beta means the fund’s returns move up and down in proportion to the benchmark’s returns; a negative beta means the fund’s returns move up and down in opposition to the benchmark’s returns; a zero beta means the fund’s returns move independently to the benchmark’s returns.  Correlation measures the degree to which the time-varying rate of return of an investment and that of one or more benchmark investments are synchronized.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the fund may invest in ETFs and ETNs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The value of ETN’s may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Sub-Advisers using different styles could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Class A shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 – 8/31/15).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example (Continued)
(Unaudited)

second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/15	8/31/15	3/1/15 – 8/31/15*
Actual**	$1,000.00	$ 907.00	$13.61
Hypothetical (5% return
before expenses)***	$1,000.00	$1,010.86	$14.36

*
Expenses are equal to the Fund’s annualized expense ratio of 2.84%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial period).  Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 2.34%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $11.22.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $11.84.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/15	8/31/15	3/1/15 – 8/31/15*
Actual**	$1,000.00	$ 906.00	$15.04
Hypothetical (5% return
before expenses)***	$1,000.00	$1,009.35	$15.86

*
Expenses are equal to the Fund’s annualized expense ratio of 3.14%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial period).  Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 2.60%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $12.46.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $13.15.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights
(Unaudited)

The Fund seeks long-term capital appreciation through absolute returns while maintaining a low correlation over time with major equity and bond markets.  Collins Capital Investments, LLC (the “Adviser”) believes that the Fund’s investment objective of generating long term capital appreciation through absolute (positive) returns can be achieved by utilizing various investment strategies and allocating its assets among multiple sub-advisers.  The Adviser selects and oversees multiple sub-advisers who manage separate segments of the Fund’s portfolio using distinct, complimentary, investment styles.  Although the Adviser intends to seek a degree of diversification among sub-advisers, there will be no fixed limit upon the portion of the Fund’s assets that may be allocated to a particular sub-adviser or investment strategy.  The Adviser may also directly manage a portion of the Fund’s assets at its own discretion.  The allocation of portfolio holdings as of August 31, 2015 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

*  Valued at the net unrealized appreciation (depreciation).

Continued

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of August 31, 2015

	One	Three	Since Inception
	Year	Year	(4/30/12)
Institutional Class Shares	-7.11%	0.43%	0.68%
Barclays U.S. Aggregate
Total Return Bond Index	1.56%	1.53%	2.10%
S&P 500 Total Return Index	0.48%	14.31%	13.27%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

Continued

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $1,000,000 Investment

*  Inception Date

Continued

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of August 31, 2015

		Since Inception
	One Year	(7/31/13)
Class A Shares (without sales charge)	-7.36%	-2.67%
Class A Shares (with sales charge)	-12.03%	-5.05%
Barclays U.S. Aggregate Total Return Bond Index	1.56%	3.18%
S&P 500 Total Return Index	0.48%	10.09%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

Continued

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*  Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments

August 31, 2015 (Unaudited)

	Principal
	Amount	Value
BANK LOANS – 0.78%
Lee Enterprises, Inc.
12.000%, 12/31/2022	$500,000	$526,250
Weight Watchers International, Inc.
4.000%, 04/02/2020	496,193	250,639
TOTAL BANK LOANS (Cost $859,352)		776,889

	Shares
COMMON STOCKS – 26.82%

Administrative and Support Services – 2.68%
Ctrip.com International Ltd. (a)	13,750	913,687
NorthStar Asset Management Group, Inc. (b)	104,920	1,762,656
		2,676,343
Air Transportation – 0.04%
AMR Corp. Escrow (c)(f)	28,850	42,986

Broadcasting (except Internet) – 0.96%
Liberty Broadband Corp. (b)(c)	17,600	958,672

Chemical Manufacturing – 1.15%
Endo International PLC (a)(c)(b)	10,950	843,150
OMNOVA Solutions, Inc. (c)	47,991	301,863
		1,145,013
Communications Equipment Manufacturing – 0.08%
MercadoLibre, Inc.	700	77,035

Computer and Electronic Product Manufacturing – 3.24%
Applied Materials, Inc. (b)	25,000	402,125
Imation Corp. (c)	597,927	1,847,594
NCR Corp. (b)(c)	23,000	577,070
Violin Memory, Inc. (c)	228,740	404,870
		3,231,659
Credit Intermediation and Related Activities – 2.08%
Banco Macro SA (a)(c)	3,500	156,660
Citizens Financial Group, Inc. (b)	71,300	1,769,666
Grupo Financiero Galicia SA (a)	8,000	153,280
		2,079,606
Crop Production – 0.16%
Cresud SACIF y A (a)(c)	14,930	156,168

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS – 26.82% (Continued)

Data Processing, Hosting and Related Services – 0.60%
Citrix Systems, Inc. (c)	8,800	$599,368

Educational Services – 0.86%
Grand Canyon Education, Inc. (c)	23,300	861,168

Heavy and Civil Engineering Construction – 0.15%
IRSA Inversiones y Representaciones SA (a)(c)	10,000	150,800

Mining (except Oil and Gas) – 1.14%
Stillwater Mining Co. (b)(c)	119,394	1,140,213

Nonstore Retailers – 1.08%
EVINE Live, Inc. (c)	401,506	1,080,051

Nursing and Residential Care Facilities – 1.57%
Brookdale Senior Living, Inc. (b)(c)	57,110	1,565,956

Oil and Gas Extraction – 0.14%
Petrobras Argentina SA (a)	25,425	142,889

Other Information Services – 0.71%
Liberty Global PLC LiLAC (a)(c)	20,650	709,741

Paper Manufacturing – 0.85%
KapStone Paper and Packaging Corp. (b)	38,800	845,452

Pipeline Transportation – 0.08%
Transportadora de Gas del Sur SA (a)	18,000	76,500

Plastics and Rubber Products Manufacturing – 1.73%
Berry Plastics Group, Inc. (b)(c)	58,450	1,730,120

Publishing Industries (except Internet) – 1.89%
Graham Holdings Co. (b)	2,855	1,888,754

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.68%
King Digital Entertainment PLC (a)(c)	31,500	419,895
Sphere 3D Corp. (a)(c)	89,135	262,057
		681,952

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS – 26.82% (Continued)

Support Activities for Mining – 0.73%
Triangle Petroleum Corp. (c)	108,250	$437,330
YPF SA (a)	13,650	294,021
		731,351
Support Activities for Transportation – 1.04%
Expedia, Inc.	9,000	1,034,910

Telecommunications – 2.01%
Liberty Media Corp. (c)	51,800	1,929,550
Telecom Argentina SA (a)(c)	4,500	72,270
		2,001,820
Utilities – 0.31%
Atlantic Power Corp. (a)	129,898	305,260

Water Transportation – 0.86%
GasLog Ltd. (a)(b)	61,500	854,235
TOTAL COMMON STOCKS (Cost $30,550,007)		26,768,022

	Principal
	Amount
CORPORATE BONDS – 14.20%

Ambulatory Health Care Services – 1.55%
Prospect Medical Holdings, Inc.
8.375%, 05/01/2019 (d)	$1,000,000	1,065,000
Select Medical Corp.
6.375%, 06/01/2021	475,000	484,500
		1,549,500
Beverage and Tobacco Product Manufacturing – 0.94%
Carolina Beverage Group LLC
10.625%, 08/01/2018 (d)	950,000	940,500

Broadcasting (except Internet) – 1.03%
Cablevision Systems Corp.
8.625%, 09/15/2017	495,000	542,025
LBI Media, Inc.
10.000%, 04/15/2019 (e)(d)	470,000	483,806
		1,025,831

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS – 14.20% (Continued)

Chemical Manufacturing – 1.77%
Hexion, Inc.
8.875%, 02/01/2018	$790,000	$691,250
6.625%, 04/15/2020	1,150,000	1,078,125
		1,769,375
Clothing and Clothing Accessories Stores – 0.98%
HT Intermediate Holdings Corp.
12.000%, 05/15/2019 (d)	985,000	980,075

Computer and Electronic Product Manufacturing – 0.89%
Goodman Networks, Inc.
12.125%, 07/01/2018	910,000	350,350
Sprint Corp.
7.250%, 09/15/2021	550,000	536,250
		886,600
Merchant Wholesalers, Durable Goods – 0.81%
American Achievement Corp.
10.875%, 04/15/2016 (d)	815,000	810,925

Merchant Wholesalers, Nondurable Goods – 1.78%
Lansing Trade Group LLC
9.250%, 02/15/2019 (d)	750,000	731,250
US Foods, Inc.
8.500%, 06/30/2019	1,000,000	1,045,000
		1,776,250
Paper Manufacturing – 1.57%
Beverage Packaging Holdings II
5.625%, 12/15/2016 (a)(d)	1,407,000	1,405,241
6.000%, 06/15/2017 (a)(d)	166,000	165,793
		1,571,034
Plastics and Rubber Products Manufacturing – 0.44%
Dispensing Dynamics International
12.500%, 01/01/2018 (d)	442,000	439,790

Publishing Industries (except Internet) – 0.15%
MHGE Parent LLC
8.500%, 08/01/2019 (d)	150,000	152,063

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS – 14.20% (Continued)

Telecommunications – 1.59%
HC2 Holdings, Inc.
11.000%, 12/01/2019 (d)	$475,000	$465,500
Intelsat Jackson Holdings SA
7.250%, 04/01/2019 (a)	1,140,000	1,118,625
		1,584,125
Wood Product Manufacturing – 0.70%
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021 (d)	438,000	418,290
NWH Escrow Corp.
7.500%, 08/01/2021 (d)	300,000	279,000
		697,290
TOTAL CORPORATE BONDS (Cost $15,013,454)		14,183,358

	Shares
EXCHANGE TRADED FUNDS – 1.09%
AllianceBernstein Global High Income Fund, Inc.	37,625	430,430
Market Vectors Gold Miners ETF	8,580	121,064
Putnam Premier Income Trust	106,694	536,671
TOTAL EXCHANGE TRADED FUNDS (Cost $1,218,429)		1,088,165

MUTUAL FUNDS – 16.16%
Morgan Stanley Emerging Markets Debt Fund, Inc.	64,596	547,128
NexPoint Credit Strategies Fund	226,517	1,397,610
Nuveen Dividend Advantage Municipal Fund 3	25,649	346,774
Nuveen Quality Preferred Income Fund	117,133	958,148
Pimco Dynamic Income Fund	10,514	293,656
Pioneer Floating Rate Trust	11,888	134,453
Putnam Municipal Opportunities Trust	28,707	336,159
Stone Ridge High Yield Reinsurance Risk Premium Fund	537,822	5,512,672
Stone Ridge Reinsurance Risk Premium Fund	555,870	5,664,312
The Cushing MLP Total Return Fund	88,570	291,395
Western Asset Emerging Market Income Fund, Inc.	65,703	647,832
TOTAL MUTUAL FUNDS (Cost $17,424,080)		16,130,139

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Contracts	Value
PURCHASED OPTIONS – 1.06%

Call Options – 0.83%
Gold Future
Expiration: January 2016, Exercise Price $2,000.00	138	$1,380

	Notional
	Amount
U.S. Dollar / Chinese Yuan Renminbi
Expiration: February 2016, Exercise Price $6.13	13,400,000	829,460
U.S. Dollar / Japanese Yen
Expiration: September 2015, Exercise Price $124.50	13,800,000	—
TOTAL CALL OPTIONS		830,840

	Contracts
Put Options – 0.23%
3 Month British Libor
Expiration: September 2015, Exercise Price $99.38 (a)	399	3,827
S&P 500 E-mini Index
Expiration: September 2015, Exercise Price $1,950.00	24	41,400

	Notional
	Amount
Euro / U.S. Dollar
Expiration: January 2016, Exercise Price $1.01	1,330,000	179,981
TOTAL PUT OPTIONS		225,208
TOTAL PURCHASED OPTIONS (Cost $1,168,209)		1,056,048

	Shares
REAL ESTATE INVESTMENT TRUSTS – 7.40%

Credit Intermediation and Related Activities – 0.85%
Altisource Residential Corp. (b)	55,700	850,539

Educational Services – 2.17%
Campus Crest Communities, Inc. (c)	418,110	2,161,629

Professional, Scientific, and Technical Services – 0.93%
Nexpoint Residential Trust, Inc.	75,505	932,487

Real Estate – 0.53%
VEREIT, Inc. (b)	64,500	525,030

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 7.40% (Continued)

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.93%
Starwood Waypoint Residential Trust (b)	38,410	$925,297

Telecommunications – 1.99%
CyrusOne, Inc. (b)	62,790	1,987,931
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,338,621)		7,382,913

MONEY MARKET FUNDS – 34.38%
Fidelity Institutional Money Market Funds,
Class I, 0.136% (b)(e)	10,132,489	10,132,489
Goldman Sach Financial Square Funds,
Institutional Class, 0.001% (b)(e)	14,400,083	14,400,083
STIT – Liquid Assets Portfolio,
Institutional Class, 0.127% (b)(e)	9,786,930	9,786,930
TOTAL MONEY MARKET FUNDS (Cost $34,319,502)		34,319,502
Total Investments (Cost $108,968,609) – 101.89%		101,705,036
Liabilities in Excess of Other Assets – (1.89)%		(1,889,905)
TOTAL NET ASSETS – 100.00%		$99,815,131

Percentages are stated as a percent of net assets.

(a)	Foreign-issued security.
(b)
All or a portion of this security is pledged as collateral for written futures, options, securities sold short and swaps. The aggregate value of these securities as of August 31, 2015 was $40,085,099. See Note 2 in the accompanying footnotes.

(c)	Non-income producing security.
(d)
Denotes a security is either fully or partially restricted to resale.  The aggregate value of restricted securities at August 31, 2015 was $8,337,233 which represented 8.35% of net assets.  Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.  Such securities may be deemed illiquid using procedures established by the Board of Trustees.

(e)	Variable rate security. The rate shown is as of August 31, 2015.
(f)	Security is deemed to be illiquid. The value of the security is $42,986, represents 0.04% of net assets.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Options Written

August 31, 2015 (Unaudited)

	Contracts	Value
CALL OPTIONS
Sphere 3D Corp.
Expiration: November 2015, Exercise Price $5.00	25	$437
Violin Memory, Inc.
Expiration: September 2015, Exercise Price $2.50	550	2,750

	Notional
	Amount
Euro / Mexican Peso
Expiration: September 2015, Exercise Price 18.30	1,320,000	65,404
Euro / U.S. Dollar
Expiration: January 2016, Exercise Price 1.32	665,000	7,612
U.S. Dollar / Japanese Yen
Expiration: September 2015, Exercise Price 127.00	27,600,000	—
TOTAL CALL OPTIONS		76,203

	Contracts
PUT OPTIONS
3 Month British Libor
Expiration: September 2015, Exercise Price $99.25	399	—
Violin Memory, Inc.
Expiration: September 2015, Exercise Price $2.50	350	24,500
Vitamin Shoppe, Inc.
Expiration: September 2015, Exercise Price $45.00	100	94,000

	Notional
	Amount
U.S. Dollar / Japanese Yen
Expiration: November 2015, Exercise Price $105.00	32,750,000	5,862
Expiration: December 2015, Exercise Price $105.00	33,250,000	9,609
TOTAL PUT OPTIONS		133,971
TOTAL OPTIONS WRITTEN (Premiums Received $1,255,571)		$210,174

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short

August 31, 2015 (Unaudited)

	Shares	Value
ACCO Brands Corp.	50,000	$380,000
Apollo Investment Corp.(1)	59,200	385,392
AT&T, Inc.	11,450	380,140
Computer Sciences Corp.	6,060	375,659
Corrections Corp. of America(2)	11,335	333,022
Diamond Offshore Drilling, Inc.	17,900	424,409
Dr. Pepper Snapple Group, Inc.	5,100	391,323
DuPont Fabros Technology, Inc.(2)	13,030	348,292
Halyard Health, Inc.	9,730	305,911
iShares Russell 2000 ETF(3)	25,385	2,924,352
iShares U.S. Real Estate ETF(3)	13,800	972,624
Realty Income Corp.(2)	8,340	372,715
SPDR S&P 500 ETF Trust(3)	4,500	889,515
SPDR S&P Retail ETF(3)	10,600	991,630
Sysco Corp.	11,050	440,564
The Buckle, Inc.	9,700	409,340
The Dun & Bradstreet Corp.	3,225	341,753

	Principal
	Amount
Block Financial LLC
5.500%, 11/01/2022(4)	$500,000	546,896
Rowan Cos, Inc.
4.875%, 06/01/2022(4)	500,000	444,741
TOTAL SECURITIES SOLD SHORT (Proceeds $11,934,591)		$11,658,278

(1)	Closed-ended mutual fund.
(2)	Real estate investment trust.
(3)	Exchange-traded fund.
(4)	Corporate bond.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Futures Contracts

August 31, 2015 (Unaudited)

	Number					Unrealized
	of Contracts	Notional			Settlement	Appreciation
Description	Sold	Value		Currency	Month	(Depreciation)
30 Day Fed Fund	99	41,067,660		U.S. Dollar	Apr-16	$22,469
30 Day Fed Fund	57	23,687,770		U.S. Dollar	Nov-15	14,104
Bist 30 Index	198	634,249	(a)	Turkish Lira	Oct-15	(1,314)
Total Futures
Contracts Sold						$35,259

	Number					Unrealized
	of Contracts	Notional			Settlement	Appreciation
Description	Purchased	Value		Currency	Month	(Depreciation)
90-Day Bank Bill	58	9,875,854	(a)	Australian Dollar	Dec-15	$25,624
SGX CNX
Nifty Index	37	592,000		U.S. Dollar	Sep-15	6,429
Total Futures
Contracts
Purchased						$32,053
Total Futures
Contracts
Depreciation						$67,312

(a)  Amount represents U.S. Dollar equivalent of notional value of currency as of August 31, 2015.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts

August 31, 2015 (Unaudited)

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Aug. 31,	Currency to	Aug. 31,	Appreciation
Date	be received	2015	be delivered	2015	(Depreciation)
9/16/15 (a)	Australian Dollar	$874,617	Japanese Yen	$949,375	$(74,758)
9/16/15 (a)	Australian Dollar	6,601,937	U.S. Dollar	6,910,426	(308,489)
2/16/16 (a)	Brazilian Real	773,331	U.S. Dollar	827,142	(53,811)
9/4/15 (a)	Brazilian Real	1,148,971	U.S. Dollar	1,230,000	(81,029)
9/16/15 (a)	Brazilian Real	1,379,448	U.S. Dollar	1,537,500	(158,052)
9/17/15 (a)	Brazilian Real	553,202	U.S. Dollar	563,640	(10,438)
9/16/15 (a)	British Pound	17,799,798	Euro	18,157,818	(358,020)
9/16/15 (a)	British Pound	6,281,741	U.S. Dollar	6,354,722	(72,981)
9/16/15 (a)	Canadian Dollar	2,670,401	U.S. Dollar	2,865,704	(195,303)
9/16/15 (a)	Chilean Peso	2,771,883	U.S. Dollar	3,048,007	(276,124)
9/16/15 (a)	China Offshore Spot
	Exchange Rate	5,935,672	U.S. Dollar	6,150,000	(214,328)
2/16/16 (a)	Chinese Yuan
	Renminbi	11,771,384	U.S. Dollar	12,060,000	(288,616)
9/16/15 (a)	Chinese Yuan
	Renminbi	28,022,658	U.S. Dollar	29,106,492	(1,083,834)
9/16/15 (a)	Columbian Peso	1,821,745	U.S. Dollar	1,995,000	(173,255)
9/16/15 (a)	Czech Koruna	3,667,680	Euro	3,672,166	(4,486)
9/16/15 (a)	Czech Koruna	390,388	U.S. Dollar	400,000	(9,612)
9/16/15 (a)	Euro	15,903,840	British Pound	15,622,770	281,070
9/16/15 (a)	Euro	3,280,037	Czech Koruna	3,290,091	(10,054)
9/16/15 (a)	Euro	26,103,042	Japanese Yen	26,067,611	35,431
9/16/15 (a)	Euro	3,986,026	Polish Zloty	3,933,934	52,092
9/16/15 (a)	Euro	2,766,434	Swedish Krona	2,715,912	50,522
9/16/15 (a)	Euro	2,070,833	Swiss Franc	1,983,274	87,559
9/17/15 (a)	Euro	2,070,864	Swiss Franc	1,999,668	71,196
9/16/15 (a)	Euro	140,648,511	U.S. Dollar	139,826,562	821,949
9/16/15 (a)	Hungarian Forint	4,031,173	Euro	4,031,700	(527)
9/16/15 (a)	Hungarian Forint	1,246,453	U.S. Dollar	1,235,524	10,929
9/14/15 (a)	Indian Rupee	1,270,949	U.S. Dollar	1,320,000	(49,051)
9/16/15 (a)	Indian Rupee	2,491,281	U.S. Dollar	2,558,601	(67,320)
9/21/15 (a)	Indian Rupee	1,300,155	U.S. Dollar	1,320,000	(19,845)
9/16/15 (a)	Indonesian Rupiah	3,501,446	U.S. Dollar	3,629,690	(128,244)
9/16/15 (a)	Israeli New Shekel	1,277,435	U.S. Dollar	1,320,000	(42,565)
9/16/15 (a)	Japanese Yen	1,080,537	Australian Dollar	981,278	99,259
9/16/15 (a)	Japanese Yen	26,060,932	Euro	26,119,507	(58,575)
9/17/15 (a)	Japanese Yen	1,401,372	Euro	1,380,576	20,796
9/16/15 (a)	Japanese Yen	16,480,857	U.S. Dollar	16,185,826	295,031
9/17/15 (a)	Japanese Yen	2,705,902	U.S. Dollar	2,640,000	65,902
9/2/15 (a)	Mexican Peso	648,255	U.S. Dollar	644,352	3,903
9/8/15 (a)	Mexican Peso	801,650	U.S. Dollar	827,193	(25,543)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

August 31, 2015 (Unaudited)

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Aug. 31,	Currency to	Aug. 31,	Appreciation
Date	be received	2015	be delivered	2015	(Depreciation)
9/17/15 (a)	Mexican Peso	$4,408,397	U.S. Dollar	$4,587,741	$(179,344)
9/16/15 (a)	New Zealand Dollar	2,796,646	U.S. Dollar	2,922,009	(125,363)
9/17/15 (a)	New Zealand Dollar	389,264	U.S. Dollar	427,017	(37,753)
9/16/15 (a)	Norwegian Kroner	2,777,286	U.S. Dollar	2,959,872	(182,586)
3/16/16 (a)	Peruvian Nuevo Sol	4,050,048	U.S. Dollar	4,206,492	(156,444)
9/16/15 (a)	Philippine Peso	1,200,070	U.S. Dollar	1,230,000	(29,930)
9/16/15 (a)	Polish Zloty	1,398,670	U.S. Dollar	1,389,854	8,816
9/16/15 (a)	Romanian New Lei	1,262,621	U.S. Dollar	1,245,126	17,495
9/16/15 (a)	Russian Rouble	805,994	U.S. Dollar	861,000	(55,006)
9/16/15 (a)	Singapore Dollar	6,572,944	U.S. Dollar	6,799,000	(226,056)
9/16/15 (a)	South African Rand	5,563,219	U.S. Dollar	5,866,922	(303,703)
9/16/15 (a)	South-Korean Won	2,463,196	U.S. Dollar	2,460,000	3,196
9/16/15 (a)	Swedish Krona	4,197,597	Euro	4,242,683	(45,086)
9/16/15 (a)	Swedish Krona	1,196,006	U.S. Dollar	1,230,000	(33,994)
9/16/15 (a)	Swiss Franc	1,322,264	Euro	1,380,555	(58,291)
9/17/15 (a)	Swiss Franc	2,647,926	Euro	2,761,152	(113,226)
9/16/15 (a)	Swiss Franc	620,895	U.S. Dollar	649,333	(28,438)
9/16/15 (a)	Taiwan Dollar	2,561,696	U.S. Dollar	2,670,000	(108,304)
9/21/15 (a)	Taiwan Dollar	2,517,775	U.S. Dollar	2,520,999	(3,224)
9/16/15 (a)	Thai Baht	657,253	U.S. Dollar	660,000	(2,747)
9/16/15 (a)	Turkish Lira	8,445,453	U.S. Dollar	8,824,270	(378,817)
9/17/15 (a)	Turkish Lira	397,421	U.S. Dollar	396,000	1,421
9/16/15 (a)	U.S. Dollar	6,810,491	Australian Dollar	6,481,898	328,593
2/16/16 (a)	U.S. Dollar	938,000	Brazilian Real	773,334	164,666
9/4/15 (a)	U.S. Dollar	1,230,000	Brazilian Real	1,173,538	56,462
9/8/15 (a)	U.S. Dollar	605,000	Brazilian Real	581,167	23,833
9/16/15 (a)	U.S. Dollar	796,983	Brazilian Real	746,306	50,677
9/17/15 (a)	U.S. Dollar	690,000	Brazilian Real	605,063	84,937
9/16/15 (a)	U.S. Dollar	7,850,531	British Pound	7,779,220	71,311
9/8/15 (a)	U.S. Dollar	827,193	Canadian Dollar	827,726	(533)
9/16/15 (a)	U.S. Dollar	1,845,000	Canadian Dollar	1,834,045	10,955
9/16/15 (a)	U.S. Dollar	3,048,007	Chilean Peso	2,871,897	176,110
9/16/15 (a)	U.S. Dollar	19,883,003	China Offshore Spot
			Exchange Rate	19,233,199	649,804
2/16/16 (a)	U.S. Dollar	6,700,000	Chinese Yuan
			Renminbi	6,537,669	162,331
2/17/16 (a)	U.S. Dollar	3,350,000	Chinese Yuan
			Renminbi	3,268,287	81,713
9/16/15 (a)	U.S. Dollar	9,409,500	Chinese Yuan
			Renminbi	9,020,342	389,158
9/16/15 (a)	U.S. Dollar	1,995,000	Columbian Peso	1,688,582	306,418

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

August 31, 2015 (Unaudited)

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Aug. 31,	Currency to	Aug. 31,	Appreciation
Date	be received	2015	be delivered	2015	(Depreciation)
9/16/15 (a)	U.S. Dollar	$754,949	Czech Koruna	$767,977	$(13,028)
9/16/15 (a)	U.S. Dollar	126,414,518	Euro	128,111,713	(1,697,195)
9/17/15 (a)	U.S. Dollar	2,856,714	Euro	2,862,170	(5,456)
9/16/15 (a)	U.S. Dollar	1,400,000	Hungarian Forint	1,413,244	(13,244)
9/14/15 (a)	U.S. Dollar	1,320,000	Indian Rupee	1,290,853	29,147
9/16/15 (a)	U.S. Dollar	1,230,000	Indian Rupee	1,193,978	36,022
9/16/15 (a)	U.S. Dollar	3,612,245	Indonesian Rupiah	3,481,456	130,789
9/16/15 (a)	U.S. Dollar	1,320,000	Israeli New Shekel	1,282,823	37,177
9/16/15 (a)	U.S. Dollar	19,602,927	Japanese Yen	19,842,300	(239,373)
9/2/15 (a)	U.S. Dollar	660,000	Mexican Peso	648,255	11,745
9/17/15 (a)	U.S. Dollar	3,898,622	Mexican Peso	3,892,709	5,913
9/16/15 (a)	U.S. Dollar	4,301,861	New Zealand Dollar	4,063,861	238,000
9/25/15 (a)	U.S. Dollar	462,000	Nigerian Naira	482,488	(20,488)
9/16/15 (a)	U.S. Dollar	2,959,872	Norwegian Kroner	2,752,775	207,097
3/16/16 (a)	U.S. Dollar	4,500,000	Peruvian Nuevo Sol	4,326,732	173,268
9/16/15 (a)	U.S. Dollar	1,380,000	Philippine Peso	1,341,860	38,140
9/16/15 (a)	U.S. Dollar	1,230,000	Polish Zloty	1,196,600	33,400
9/16/15 (a)	U.S. Dollar	1,230,000	Romanian New Lei	1,245,518	(15,518)
9/16/15 (a)	U.S. Dollar	922,500	Russian Rouble	827,384	95,116
9/16/15 (a)	U.S. Dollar	9,362,487	Singapore Dollar	9,192,056	170,431
9/16/15 (a)	U.S. Dollar	7,652,025	South African Rand	7,353,759	298,266
9/16/15 (a)	U.S. Dollar	2,448,338	South-Korean Won	2,335,357	112,981
9/16/15 (a)	U.S. Dollar	1,230,000	Swedish Krona	1,225,703	4,297
9/16/15 (a)	U.S. Dollar	615,000	Swiss Franc	594,157	20,843
6/23/16 (a)	U.S. Dollar	2,460,000	Taiwan Dollar	2,321,809	138,191
7/11/16 (a)	U.S. Dollar	2,460,000	Taiwan Dollar	2,352,642	107,358
9/14/15 (a)	U.S. Dollar	660,000	Taiwan Dollar	663,607	(3,607)
9/16/15 (a)	U.S. Dollar	370,000	Taiwan Dollar	369,322	678
9/16/15 (a)	U.S. Dollar	659,944	Thai Baht	653,051	6,893
9/16/15 (a)	U.S. Dollar	11,041,582	Turkish Lira	10,618,778	422,804
9/17/15 (a)	U.S. Dollar	369,000	Turkish Lira	339,576	29,424
Total Open Forward Currency Contracts					$(1,010,099)

(a)	Citigroup Global Markets, Inc. is the central clearing counterparty for this open forward currency contract held by the Fund as of August 31, 2015.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Interest Rate Swaps

August 31, 2015 (Unaudited)

						Unrealized
	Reference	Pay/Receive		Expiration	Notional	Appreciation
Counterparty	Currency	Fixed Rate	Fixed Rate	Date	Amount	(Depreciation)
Citibank Global	Czech
Markets, Inc.	Republic
	Koruna (CZK)	Receive	0.390%	4/24/20	215,000,000	$91,946
Citibank Global	Czech
Markets, Inc.	Republic
	Koruna (CZK)	Pay	0.300%	4/24/17	537,500,000	(13,400)
Citibank Global	Indian
Markets, Inc.	Rupee (INR)	Receive	6.430%	1/20/20	317,000,000	(91,691)
Citibank Global	Indian
Markets, Inc.	Rupee (INR)	Receive	6.915%	1/9/20	317,000,000	61,879
Citibank Global	Mexican
Markets, Inc.	Peso (MXN)	Receive	6.210%	1/3/25	37,825,000	(12,286)
Citibank Global	New Zealand
Markets, Inc.	Dollar (NZD)	Receive	3.680%	4/21/16	71,000,000	709,795
Citibank Global	New Zealand
Markets, Inc.	Dollar (NZD)	Receive	3.950%	10/5/15	17,290,000	145,199
Citibank Global	Norwegian
Markets, Inc.	Kroner (NOK)	Pay	2.032%	1/14/17	16,450,000	(48,633)
Citibank Global	South African
Markets, Inc.	Rand (ZAR)	Receive	9.255%	4/8/24	41,500,000	34,849
Citibank Global	South African
Markets, Inc.	Rand (ZAR)	Receive	6.500%	9/23/15	50,760,000	3,616
						$881,274

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Total Return Swaps

August 31, 2015 (Unaudited)

Pay/Receive
Total Return on
Counterparty	Reference Entity	Reference Entity
Morgan Stanley	Australian Dollar Equity Securities(a)(b)	Pay(o)
Morgan Stanley	British Pound Equity Securities(a)(c)	Receive(o)
Morgan Stanley	Canadian Dollar Equity Securities(a)(d)	Receive(o)
Morgan Stanley	Canadian Dollar Equity Securities(a)(d)	Pay(o)
Morgan Stanley	Canadian Dollar Equity Securities(a)(d)	Pay(o)
Morgan Stanley	Danish Krone Equity Securities(a)(e)	Pay(o)
Morgan Stanley	Euro Equity Securities(a)(f)	Receive(o)
Morgan Stanley	Euro Equity Securities(a)(f)	Pay(o)
Morgan Stanley	Euro Equity Securities(a)(f)	Pay(o)
Morgan Stanley	Hong Kong Dollar Equity Securities(a)(g)	Pay(o)
Morgan Stanley	Japanese Yen Equity Securities(a)(h)	Pay(o)
Morgan Stanley	New Zealand Dollar Equity Securities(a)(i)	Receive(o)
Morgan Stanley	Norwegian Kroner Equity Securities(a)(j)	Receive(o)
Morgan Stanley	South African Rand Equity Securities(a)(k)	Receive(o)
Morgan Stanley	Swedish Krona Equity Securities(a)(l)	Pay(o)
Morgan Stanley	Swiss Franc Equity Securities(a)(m)	Receive(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Receive(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Receive(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Receive(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Receive(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)
Morgan Stanley	US Dollar Equity Securities(a)(n)	Pay(o)

Total net unrealized appreciation/(depreciation) on total return swaps

(a)	Contracts reset at end of each month contract is held.
(b)	Comprised of various equity securities from Australia.
(c)	Comprised of various equity securities from Great Britain.
(d)	Comprised of various equity securities from Canada.
(e)	Comprised of various equity securities from Denmark.
(f)	Comprised of various global equity securities from various European countries.
(g)	Comprised of various equity securities from Hong Kong.
(h)	Comprised of various equity securities from Japan.
(i)	Comprised of various equity securities from New Zealand.
(j)	Comprised of various equity securities from Norway.
(k)	Comprised of various equity securities from South Africa.
(l)	Comprised of various equity securities from Sweden.
(m)	Comprised of various equity securities from Switzerland.
(n)	Comprised of various equity securities from the United States.
(o)	Contracts are shown as net receive or pay. Contracts may have both a receivable and payable piece.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Total Return Swaps (Continued)

August 31, 2015 (Unaudited)

				Unrealized
Fixed	Termination	Notional	Number	Appreciation
Rate	Date	Amount	of Units	(Depreciation)
1.000% – 2.550%	8/1/17	$(637,527)	(1)	$(4,491)
(1.916)% – 0.859%	8/4/16	(1,391,215)	(1)	(3,937)
0.200%	7/26/16	(35,152)	(1)	2,157
0.950%	7/25/16	(36,161)	(1)	(1,139)
0.950%	7/25/16	(6,964)	(1)	(3,182)
(0.899)% – 0.110%	8/3/16	(153,963)	(1)	1,211
(2.267)% – 0.258%	8/3/16	(28,739)	(1)	(14)
(3.642)% – 0.308%	8/2/16	(836,480)	(1)	16,084
(2.892)% – 0.308%	8/3/16	(2,203,612)	(1)	13,953
(0.227)% – 0.823%	8/1/17	(1,142,972)	(1)	3,126
(0.775)% – 0.650%	8/1/17	(637,124)	(1)	(3,741)
0.250% – 3.650%	8/1/17	(19,349)	(1)	377
(0.965)% – 1.610%	8/3/16	(87,242)	(1)	1,193
1.263% – 6.688%	7/29/16	(227,441)	(1)	(4,697)
(2.731)% – 0.095%	8/3/16	(328,870)	(1)	6,290
(1.660)% – (0.345)%	8/4/16	(412,661)	(1)	6,980
0.640% – 1.040%	7/25/16	(283,252)	(1)	(17,382)
0.640% – 1.040%	7/25/16	(1,586,398)	(1)	(87,198)
0.640% – 1.040%	7/25/16	(295,563)	(1)	(17,864)
0.640% – 1.040%	7/25/16	(2,547,786)	(1)	(138,393)
0.640% – 1.040%	7/25/16	(4,203,832)	(1)	(236,632)
0.640%	7/25/16	(1,244,910)	(1)	(73,567)
0.640% – 1.040%	7/25/16	(950,549)	(1)	(50,964)
(1.600)%) – (0.160)%	7/25/16	(283,190)	(1)	14,242
(1.600)%) – (0.160)%	7/25/16	(1,586,170)	(1)	93,528
(1.200)%) – (0.160)%	7/28/16	(294,970)	(1)	15,460
(1.450)%) – (0.160)%	7/25/16	(955,399)	(1)	52,491
(1.735)% – 0.790%	8/1/17	(526,929)	(1)	(8,356)
(2.875)% – 3.926%	7/28/16	(576,337)	(1)	(9,715)
(0.360)% – 0.790%	7/21/16	(237,562)	(1)	(978)
				$(435,158)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities

August 31, 2015 (Unaudited)

ASSETS
Investments, at value (cost $108,891,654)	$101,705,036
Cash	7,184
Receivables:
Unrealized appreciation on open swap contracts	1,274,376
Unrealized appreciation on forward currency contracts	6,831,515
Investments sold	1,125,527
Swap interest receivable	13,397
Fund shares sold	477,629
Dividends and interest	370,481
Deposits at brokers	9,834,599
Other assets	27,458
TOTAL ASSETS	121,667,202
LIABILITIES
Written options, at value (premiums received $1,255,571)	210,174
Short securities, at value (premiums received $11,934,591)	11,658,278
Payables:
Investments purchased	655,647
To affiliates	56,440
To advisor	168,358
To custodian	3,673
Dividends and interest on short positions	19,035
Swap interest payable	82,134
Fund shares redeemed	261,280
Distribution fees – Class A	8,353
Unrealized depreciation on open swap contracts	828,260
Unrealized depreciation on forward currency contracts	7,841,614
Accrued expenses and other liabilities	58,825
TOTAL LIABILITIES	21,852,071
NET ASSETS	$99,815,131

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities (Continued)

August 31, 2015 (Unaudited)

Net assets consist of:
Paid-in capital	$109,122,736
Accumulated net investment income	7,691,108
Undistributed net realized loss	(10,539,327)
Net unrealized appreciation (depreciation) on:
Investments	(7,074,457)
Futures contracts	67,312
Swap contracts	446,116
Forward contracts	(1,010,099)
Securities sold short	276,313
Foreign currency translation	(97,807)
Purchased options	(112,161)
Written options	1,045,397
NET ASSETS	$99,815,131
CLASS A SHARES
Net assets	$21,618,254
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,224,432
Net asset value, offering, and redemption price per share(1)	$9.72
Maximum offering price per share
(Net asset value per share divided by 0.9500)(2)	$10.23
INSTITUTIONAL CLASS SHARES
Net assets	$78,196,877
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	8,027,533
Net asset value, offering, and redemption price per share	$9.74

(1)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.
(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Operations

For the Period Ended August 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income(1)	$1,788,939
Interest income	892,566
TOTAL INVESTMENT INCOME	2,681,505
EXPENSES
Management fees	1,273,999
Dividend expense	196,748
Interest expenses	135,673
Administration fees	72,480
Transfer agent fees and expenses	41,444
Distribution fees – Class A	29,953
Pricing fees	26,862
Audit and tax fees	25,223
Federal and state registration fees	21,743
Custody fees	18,386
Chief Compliance Officer fees and expenses	11,279
Legal fees	10,789
Reports to shareholders	7,627
Trustees’ fees and related expenses	2,788
Other expenses	16,290
TOTAL EXPENSES	1,891,284
NET INVESTMENT INCOME	790,221
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,072,119
Futures contracts	59,541
Swap contracts	10,828
Forward contracts	(11,149,734)
Securities sold short	(676,870)
Foreign currency translation	3,342,437
Purchased options	(4,855,320)
Written options	2,204,740
(9,992,259)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,140,584)
Futures contracts	162,954
Swap contracts	(145,047)
Forward contracts	5,487,946
Securities sold short	2,171,316
Foreign currency translation	(62,330)
Purchased options	(1,257,419)
Written options	2,930,647
(2,852,517)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(12,844,776)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(12,054,555)

(1)   Net of $3,193 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statements of Changes in Net Assets

	Period Ended
	August 31,	Year Ended
	2015	February 28,
	(Unaudited)	2015
FROM OPERATIONS
Net investment income/(loss)	$790,221	$(187,159)
Net realized gain (loss) on:
Investments	1,072,119	4,834,422
Futures contracts	59,541	651,289
Swap contracts	10,828	17,207
Forward contracts	(11,149,734)	9,568,378
Securities sold short	(676,870)	(2,897,650)
Foreign currency translation	3,342,437	92,636
Purchased options	(4,855,320)	(2,881,132)
Written options	2,204,740	2,039,693
Net change in unrealized appreciation (depreciation) on:
Investments	(12,140,584)	(825,871)
Futures contracts	162,954	(17,744)
Swap contracts	(145,047)	648,039
Forward contracts	5,487,946	(6,693,460)
Securities sold short	2,171,316	1,122,565
Foreign currency translation	(62,330)	(32,377)
Purchased options	(1,257,419)	1,302,658
Written options	2,930,647	(1,869,406)
	(12,054,555)	4,872,088
FROM DISTRIBUTIONS
Net investment income – Class A	—	(198,567)
Net investment income – Institutional Class	—	(1,583,166)
Net realized gain on investments – Class A	—	(515,523)
Net realized gain on investments – Institutional Class	—	(3,593,971)
Net decrease in net assets resulting from distributions paid	—	(5,891,227)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	12,573,033	59,074,276
Proceeds from shares sold – Class A	12,460,925	16,353,834
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	—	3,701,108
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	—	706,051
Payments for shares redeemed – Institutional Class	(51,364,819)	(77,812,161)
Payments for shares redeemed – Class A	(7,448,341)	(4,571,263)
Net decrease in net assets from capital share transactions	(33,779,202)	(2,548,155)
TOTAL DECREASE IN NET ASSETS	(45,833,757)	(3,567,294)
NET ASSETS:
Beginning of Period	145,648,888	149,216,182
End of Period	$99,815,131	$145,648,888
ACCUMULATED NET INVESTMENT INCOME	$7,691,108	$6,900,887

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period
Institutional Class
	Period Ended	Year	Year	Period
	August 31,	Ended	Ended	Ended
	2015	February 28,	February 28,	February 28,
	(Unaudited)	2015	2014	2013(1)
Net Asset Value,
Beginning of Period	$10.75	$10.82	$10.31	$10.00
Income (Loss) from
investment operations:
Net investment income/(loss)(2)	0.07	(0.02)	(0.12)	(0.14)
Net realized and unrealized
gain/(loss) on investments	(1.08)	0.41	0.66	0.49
Total from investment operations	(1.01)	0.39	0.54	0.35
Less distributions paid:
From net investment income	—	(0.14)	(0.01)	(0.04)
From net realized gain
on investments	—	(0.32)	(0.02)	0.00 (3)
Total distributions paid	—	(0.46)	(0.03)	(0.04)
Net Asset Value, End of Period	$9.74	$10.75	$10.82	$10.31
Total return(4)(5)	(9.30)%	3.57%	5.30%	3.52%
Supplemental Data and Ratios:
Net assets, end of period (000’s)	$78,197	$126,584	$142,457	$29,536
Ratio of expenses to average net assets:
Before waivers and reimbursements
of expenses(6)	2.84%	2.95%	2.96%	3.68%
Excluding dividends, amortization and
interest expense on short positions(6)	2.34%	2.29%	2.42%	3.02%
After waivers and reimbursements
of expenses(6)	2.84%	3.03%	2.98%	3.15%
Excluding dividends, amortization and
interest expense on short positions(6)	2.34%	2.36%	2.49%	2.49%
Ratio of net investment income/(loss)
to average net assets:
Before waivers and reimbursements
of expenses(6)(7)	1.31%	(0.07)%	(1.11)%	(2.20)%
After waivers and reimbursements
of expenses(6)(7)	1.31%	(0.14)%	(1.13)%	(1.67)%
Portfolio turnover rate(5)(8)	51.67%	114.20%	102.74%	153.74%

(1)	Institutional Class shares of the Fund commenced operations on April 30, 2012.
(2)	Per share net investment gain (loss) was calculated using average shares outstanding.
(3)	Less than 0.05 cent per share.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	Annualized.
(7)	The net investment gain (loss) ratios include dividends, amortization and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period
Class A
	Period Ended	Year	Period
	August 31,	Ended	Ended
	2015	February 28,	February 28,
	(Unaudited)	2015	2014(1)
Net Asset Value, Beginning of Period	$10.74	$10.81	$10.74

Income (Loss) from investment operations:
Net investment income/(loss)(2)	0.04	0.00 (3)	(0.07)
Net realized and unrealized gain/(loss)
on investments	(1.06)	0.37	0.17
Total from investment operations	(1.02)	0.37	0.10

Less distributions paid:
From net investment income	—	(0.12)	(0.01)
From net realized gain on investments	—	(0.32)	(0.02)
Total distributions paid	—	(0.44)	(0.03)

Net Asset Value, End of Period	$9.72	$10.74	$10.81

Total return(4)(5)	(9.40)%	3.40%	1.00%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$21,618	$19,065	$6,760

Ratio of expenses to average net assets:
Before waivers and reimbursements
of expenses(6)	3.14%	3.19%	3.19%
Excluding dividends, amortization and interest
expense on short positions(6)	2.60%	2.55%	2.69%
After waivers and reimbursements of expenses(6)	3.14%	3.19%	3.19%
Excluding dividends, amortization and interest
expense on short positions(6)	2.60%	2.55%	2.69%
Ratio of net investment income/(loss)
to average net assets:
Before waivers and reimbursements
of expenses(6)(7)	0.76%	0.02%	(1.21)%
After waivers and reimbursements
of expenses(6)(7)	0.76%	0.02%	(1.21)%
Portfolio turnover rate(6)(8)	51.67%	114.20%	102.74%

(1)	Class A shares of the Fund commenced operations on July 31, 2013.
(2)	Per share net investment gain (loss) was calculated using average shares outstanding.
(3)	Less than 0.05 cent per share.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	Annualized.
(7)	The net investment gain (loss) ratios include dividends, amortization and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements
August 31, 2015 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Alternative Solutions Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation through absolute returns while maintaining a low correlation over time with the major equity and bond markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund became effective on April 30, 2012 and commenced operations on April 30, 2012 and July 31, 2013 for the Institutional Class and Class A shares, respectively.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities, including common stocks, convertible preferred stocks, exchange traded funds and rights, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)) the security is valued at the mean between the bid and ask prices on such day and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Bank loans will be valued at prices supplied by a Pricing Service for such securities (valued at the mean price), if available, and otherwise will be valued at the most recent bid quotations or evaluated prices, as applicable, based on quotations or prices obtained from one or more broker-dealers known to follow the issue.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time.

Debt securities other than short-term instruments are valued in accordance with prices supplied by a Pricing Service. A Pricing Service may use various pricing methods, such as the mean between the closing bid and ask prices.  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealer known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.  Over-the-counter options with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.  Futures contracts are valued at the last settlement price at the closing of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange or board of trade.

Over-the-counter financial derivative instruments, such as foreign currency contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  These contracts are normally valued on the basis of broker dealer quotations or a Pricing Service at the settlement price determined by the relevant exchange.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a Pricing Service using a series of techniques, including simulation pricing models.  The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.  Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Forward currency contracts valued at the mean between the bid and asked prices.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  If a price provided by a Pricing Service differs from the price provided by an independent dealer by 10% or more or the Adviser otherwise believes that the price provided by the Pricing Service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers. In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2015:

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets(1):
Bank Loans	$—	$776,889	$—	$776,889
Common Stocks
Administrative and Support and Waste
Management and Remediation Services	2,676,344	—	—	2,676,344
Agriculture, Forestry, Fishing and Hunting	156,168	—	—	156,168
Construction	150,800	—	—	150,800
Education Services	861,168	—	—	861,168
Finance and Insurance	2,761,558	—	—	2,761,558
Health Care and Social Assistance	1,565,956	—	—	1,565,956
Information	6,235,389	—	—	6,235,389
Manufacturing	6,952,245	—	—	6,952,245
Mining, Quarrying, and
Oil and Gas Extraction	2,014,452	—	—	2,014,452
Retail Trade	1,080,051	—	—	1,080,051
Transportation and Warehousing	1,965,645	42,986	—	2,008,631
Utilities	305,260	—	—	305,260
Total Common Stocks	26,725,036	42,986	—	26,768,022
Corporate Bonds	—	14,183,358	—	14,183,358
Exchange-Traded Funds	1,088,165	—	—	1,088,165
Mutual Funds	16,130,139	—	—	16,130,139
Purchased Options	46,607	1,009,441	—	1,056,048
Real Estate Investment Trusts	7,382,913	—	—	7,382,913
Short-Term Investments	34,319,502	—	—	34,319,502
Total Assets	$85,692,362	$16,012,674	$—	$101,705,036

Liabilities:
Securities Sold Short
Closed-Ended Mutual Fund	$385,392	$—	$—	$385,392
Common Stock	3,449,099	—	—	3,449,099
Corporate Bonds	—	991,637	—	991,637
Exchange-Traded Funds	5,778,121	—	—	5,778,121
Real Estate Investment Trusts	1,054,029	—	—	1,054,029
Total Securities Sold Short	10,666,641	991,637	—	11,658,278
Written Options	27,250	182,924	—	210,174
Total Liabilities	$10,693,891	$1,174,561	$—	$11,868,452
Other Financial Instruments(2)
Forwards	$—	$(1,010,099)	$—	$(1,010,099)
Futures	67,312	—	—	67,312
Swaps	—	446,116	—	446,116
Total Other Financial Instruments	$67,312	$(563,983)	$—	$(496,671)

(1)	See the Schedule of Investments for industry classifications.
(2)
Other financial instruments are futures contracts, swap contracts and forward contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

The Fund measures Level 3 securities as of the beginning and end of each financial reporting period. For the period ended August 31, 2015, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

The Fund did not have any transfers between any levels during the period ended August 31, 2015. It is the Fund’s policy to record transfers between levels at the end of the reporting period.
(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contacts and futures contracts during the year.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

The fair value of derivative instruments as reported within this Schedule of Investments as of August 31, 2015 was as follows:

	Asset Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Commodity Contracts – Options	Investments, at value	$1,380
Equity Contracts – Options	Investments, at value	41,400
Foreign Exchange
Contracts – Options	Investments, at value	1,009,441
Interest Rate
Contracts – Options	Investments, at value	3,827
Equity	Net assets –
Contracts – Futures	Unrealized appreciation*	6,429
Interest Rate	Net assets –
Contracts – Futures	Unrealized appreciation*	62,196
Foreign Exchange	Unrealized appreciation
Contracts – Forwards	on forward currency contracts	6,831,515
Interest Rate	Unrealized appreciation
Contracts – Swaps	on open swap contracts	1,047,284
Total Return	Unrealized appreciation on
Contracts – Swaps	open swap contracts	227,092
Total		$9,230,564

	Liability Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Written options, at value	$121,687
Foreign Exchange
Contracts – Options	Written options, at value	88,487
Equity	Net assets –
Contracts – Futures	Unrealized depreciation*	1,314
Foreign Exchange	Unrealized depreciation on
Contracts – Forwards	forward currency contracts	7,841,614
Interest Rate	Unrealized depreciation on
Contracts – Swaps	open swap contracts	166,010
Total Return	Unrealized depreciation on
Contracts – Swaps	open swap contracts	662,250
Total		$8,881,362

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.  Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

The effect of derivative instruments on the income for the period March 1, 2015 through August 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income
Derivatives not
accounted for					Forward
as hedging	Purchased	Written	Futures	Swap	Currency
instruments	Options	Options	Contracts	Contracts	Contracts	Total
Commodity
Contracts	$(38,549)	$6,166	$13,758	$—	$—	$(18,625)
Equity Contracts	(818,549)	431,301	532,054	334,662	—	479,468
Foreign
Exchange
Contracts	(3,674,792)	1,669,053	—	—	(11,149,734)	(13,155,473)
Interest Rate
Contracts	(323,430)	98,220	(486,271)	(323,834)	—	(1,035,315)
Total	$(4,855,320)	$2,204,740	$59,541	$10,828	$(11,149,734)	$(13,729,945)

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Commodity
Contracts	$3,623	$—	$—	$—	$—	$3,623
Equity Contracts	389,935	(113,446)	(108,642)	(681,550)	—	(513,703)
Foreign Exchange
Contracts	(1,567,319)	3,018,352	65,164	—	5,487,946	7,004,143
Interest Rate
Contracts	(83,658)	25,741	206,432	536,503	—	685,018
Total	$(1,257,419)	$2,930,647	$162,954	$(145,047)	$5,487,946	$7,179,081

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels.  Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.  The following table presents offsetting of assets and liabilities as of August 31, 2015.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

Assets:
		Gross	Net
		Amount	Amounts
		Offset	Presented	Gross Amounts not Offset
		in the	in the	in the Statement of
	Gross	Statement	Statement	Assets and Liabilities
	Amount of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Forward
Contracts	$6,831,515	$—	$6,831,515	$(6,831,515)	$—	$—
Interest Rate
Swap
Contracts	1,047,284	—	1,047,284	(166,010)	—	881,274
Total Return
Swap
Contracts	227,092	—	227,092	(227,092)	—	—
	$8,105,891	$—	$8,105,891	$(7,224,617)	$—	$881,274

Liabilities:
		Gross	Net
		Amount	Amounts
		Offset	Presented	Gross Amounts not Offset
		in the	in the	in the Statement of
	Gross	Statement	Statement	Assets and Liabilities
	Amount of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward
Contracts	$7,841,614	$—	$7,841,614	$(6,831,515)	$(1,010,099)	$—
Interest Rate
Swap
Contracts	166,010	—	166,010	(166,010)	—	—
Total Return
Swap
Contracts	662,250	—	662,250	(227,092)	—	435,158
Written Options	210,174	—	210,174	—	(210,174)	—
	$8,880,048	$—	$8,880,048	$(7,224,617)	$(1,220,273)	$435,158

Options

The Fund is subject to equity price risk and foreign currency fluctuations in the normal course of pursuing its investment objectives.  The Fund enters into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.  The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities.  In addition, the Fund enters into purchased put options to hedge against changes in the value of written put options.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the written option.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised.  The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in written options during the period ended August 31, 2015 were as follows:

	Notional		Total
	Amount	Contracts	Premiums(1)
Call Options
Outstanding, beginning of period	119,145,000	441	$1,393,804
Options written	348,095,000	1,855	2,159,548
Options terminated in closing transactions	(30,900,000)	(282)	(845,176)
Options exercised	—	(373)	(20,029)
Options expired	(406,755,000)	(1,066)	(2,298,560)
Outstanding, end of period	29,585,000	575	$389,587

	Notional		Total
	Amount	Contracts	Premiums(1)
Put Options
Outstanding, beginning of period	169,800,000	2,134	$1,579,567
Options written	168,875,000	2,707	1,996,183
Options terminated in closing transactions	(47,900,000)	(1,167)	(1,107,688)
Options exercised	—	(117)	(38,534)
Options expired	(224,775,000)	(2,708)	(1,563,544)
Outstanding, end of period	66,000,000	849	$865,984

(1) Represents total premiums for both notional amount and contract activity.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

As of August 31, 2015, deposits with broker which served as collateral for options written was $39,597.
Transactions in purchased options during the period ended August 31, 2015 were as follows:

	Notional
	Amount	Contracts
Outstanding, beginning of period	216,359,941	2,792
Options purchased	327,465,000	4,852
Options terminated in closing transactions	(81,160,000)	(2,470)
Options exercised	—	(140)
Options expired	(434,134,941)	(4,473)
Outstanding, end of period	28,530,000	561

Futures and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.  At August 31, 2015, deposits at broker for the Fund for futures contracts amounted to $977,481.  The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

The average monthly notional amounts during the period were as follows:

	Futures Contracts	Forward Currency Contracts
Long	$ 19,178,690	$814,732,982
Short	$177,485,968	$815,903,121

Swap Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes to manage these risks.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  At August 31, 2015, the Fund did not have any deposits with brokers to serve as collateral for swap contracts.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed.  In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers.  Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

realized gain (for protection written) or loss (for protection sold) in the Statement of Operations.  In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the period ended August 31, 2015, the Fund recorded net realized gain of $10,828 resulting from swap activity.  The average monthly notional amount of swaps during the period was $107,646,662 for long positions and $14,980 for short positions.

(d) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At August 31, 2015, the Fund had deposits with brokers of $8,739,225 which served as collateral for securities sold short.  The Fund’s deposit with broker for securities sold short are with Goldman Sachs.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended February 28, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal taxing authorities for the tax periods since the commencement of operations.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

(f) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(i) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Fund’s Class A shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(j) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

(3)	Federal Tax Matters
The tax character of distributions paid during the years ended February 28, 2014 and February 28, 2015 were as follows:

	February 28, 2014	February 28, 2015
Ordinary Income	$243,270	$3,278,918
Long-Term Capital Gain	$ 450	$2,612,309

As of February 28, 2015, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$158,038,739
Gross tax unrealized appreciation	13,101,737
Gross tax unrealized depreciation	(8,214,446)
Net tax unrealized appreciation on investments	$4,887,291
Net tax unrealized depreciation on written options, forward
contracts, foreign currency, swaps, futures and short sales	(3,162,025)
Total net unrealized appreciation	1,725,266
Undistributed ordinary income	244,658
Undistributed long-term capital gain	629,369
Total distributable earnings	$874,027
Other accumulated gains	147,657
Total accumulated gains	$2,746,950

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, and investments in partnerships and contingent payment debt instruments.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2015, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$8,973,055
Accumulated Net Realized Gain/(Loss)	$(8,973,055)
Paid-In Capital	$—

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 1.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Fund’s other expenses at least through June 28, 2017 for the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

or contingent deferred sales loads, taxes, leverage (i.e., any expense incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 2.49% and 2.74% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers to the Fund as of August 31, 2015.  Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Clinton Group, Inc.
The Cambridge Strategy
(Asset Management) Limited
Pinebank Asset Management, LP
Seven Locks Capital Management LP
(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares.

During the period ended August 31, 2015, the Fund accrued and owed expenses related to the 12b-1 Plan as follows:

	Fees Accrued	Fees Owed
Class A	$29,953	$8,353

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees incurred for the period ended August 31, 2015, and owed as of August 31, 2015, are as follows:

	Owed	Incurred
Fund Administration	$19,589	$72,480

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

USBFS also serves as the transfer agent to the Fund and provides pricing services to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. Fees incurred for the period ended August 31, 2015, and owed as of August 31, 2015, are as follows:

	Owed	Incurred
Pricing Fees	$ 5,094	$26,862
Transfer Agency	$14,971	$41,444
Custody	$ 8,934	$18,386

The Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank. Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. The Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended August 31, 2015, and owed as of August 31, 2015, are as follows:

	Owed	Incurred
Trust’s Chief Compliance Officer	$3,831	$11,279

For the period ended August 31, 2015, the Fund incurred $12,014 in compliance related service fees, which is included in other expenses on the Statement of Operations. At August 31, 2015, the Fund owed fees of $4,020 to USBFS for compliance services.

(7)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

Institutional Class
	Period Ended	Year Ended
	August 31, 2015	February 28, 2015
Shares sold	1,206,803	5,440,922
Shares reinvested	—	345,253
Shares redeemed	(4,957,008)	(7,173,211)
Net increase (decrease)	(3,750,205)	(1,387,036)

Class A
	Period Ended	Period Ended
	August 31, 2015	February 28, 2015
Shares sold	1,185,323	1,506,988
Shares reinvested	—	65,925
Shares redeemed	(736,627)	(422,388)
Net increase	448,696	1,150,525

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the period ended August 31, 2015, were $50,127,052 and $82,931,350, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2015, Charles Schwab and Co., Inc. and National Financial Services, each for the benefit of its customers, held 25.81% and 29.45% of the Fund’s outstanding Class A shares, respectively.  At August 31, 2015, National Financial Services for the benefit of its customers, held 45.79% of the Fund’s outstanding Institutional Class shares.

(10)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lessor of 33.33% of the Fund’s net assets or $16,000,000, which matures on August 12, 2016.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% as of August 31, 2015. The credit facility is with the Fund’s custodian, US Bank.  The following table provides information regarding usage of the line of credit for the period ended August 31, 2015. There was no outstanding balance on the line of credit as of August 31, 2015.

	Average		Maximum	Date of
Days	Amount of	Interest	Amount of	Maximum
Utilized	Borrowing	Expense	Borrowing	Borrowing
8	$1,183,125	$854	$2,175,000	6/9/2015

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Collins Alternative Solutions Fund (the “Fund”), a series of the Trust, and Collins Capital Investments, LLC the Fund’s investment adviser (the “Adviser” or “Collins Capital”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Collins Capital to the Fund and the amount of time devoted by Collins Capital’s staff to the Fund’s operations.  The Trustees considered Collins Capital’s specific responsibilities in all aspects of day-to-day management of the Fund, including its recommendations with respect to the hiring, termination or replacement of the Fund’s sub-advisers and its oversight of the investment strategies implemented by the Fund’s sub-advisers.  The Trustees also considered the qualifications, experience and responsibilities of Dorothy C. Weaver and Stephen T. Mason, the individuals from Collins Capital serving as portfolio managers to the Fund, and other key personnel at Collins Capital who are involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of Collins Capital’s

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

compliance program and Collins Capital’s marketing goals and its commitment to the Fund.  The Trustees reviewed information provided by Collins Capital in a due diligence summary, including a summary of Collins Capital’s compliance program.  The Trustees noted that during the course of the prior year they had met with representatives of Collins Capital in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by Collins Capital.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of Collins Capital.  The Trustees discussed in detail Collins Capital’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Collins Capital’s compliance program and oversight of the compliance programs of the Fund’s sub-advisers.  The Trustees concluded that Collins Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Fund, as well as Collins Capital’s compliance program, were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date, one-year and three-year periods ended April 30, 2015.  In assessing the quality of the management services delivered by Collins Capital, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to benchmark index (the S&P 500 Index) and a peer group of U.S. open-end multialternative funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a private fund managed by Collins Capital that is similar to the Fund in terms of investment strategy.

The Trustees noted that for the year-to-date period ended April 30, 2015, the Fund’s performance fell within the fourth quartile, and lagged the Morningstar Peer Group median.  The Trustees further noted that for the one-year period ended April 30, 2015, the Fund’s performance equaled the Morningstar Peer Group median, and that for the three-year period ended April 30, 2015, the Fund’s performance fell within of the second quartile, above the Morningstar Peer Group median.  The Trustees noted that the Fund underperformed the benchmark index for the year-to-date, one-year, three-year and since-inception periods ended March 31, 2015.

After considering all of the information, the Trustees concluded that the performance obtained by Collins Capital for the Fund was satisfactory under current market conditions and that Collins Capital has developed the necessary expertise and resources in selecting and managing the Fund’s sub-advisers to provide investment advisory services in accordance with the Fund’s investment objective and strategies.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Collins Capital’s continued management.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of Collins Capital’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements of Collins Capital.  In reviewing the Fund’s fees and total expense structure, the Trustees took into account the Fund’s “manager of managers” structure, noting that Collins Capital pays the Fund’s sub-advisory fees out of its own management fees, and that the Fund is not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Collins Capital, reviewing Collins Capital’s financial information and noting that Collins Capital had subsidized the Fund’s operations from its inception and had fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to Collins Capital from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by Collins Capital.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Advisory Agreement was formally considered, as well as the presentations made by Collins Capital over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.95% fell into the fourth quartile, above its Morningstar Peer Group average of 0.93%, which fell into the third quartile.  The Trustees observed that the Fund’s was operating below its expense cap of 2.49% for Institutional Class shares.  The Trustees also observed that the Fund’s total expense ratio of 2.30% for Institutional Class shares fell within the third quartile, above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.42%, which also fell within the third quartile.  The Trustees then compared the fees paid by the Fund to the fees associated with Collins Capital’s other investment products and noted that the Fund’s fees were comparable.

The Trustees concluded that the Fund’s expenses and the management fees paid to Collins Capital were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Fund’s “manager of managers” structure.  The Trustees noted, based on a profitability analysis prepared by Collins Capital, that its profit from sponsoring the Fund was not excessive and that Collins Capital had maintained adequate profit levels to support its services to the Fund from the revenue of its overall investment advisory business.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Fund’s assets grow (and if so, how those economies of scale were being or would

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to Collins Capital’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between Collins Capital and the Fund at the Fund’s current asset level.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Collins Capital from its association with the Fund.  The Trustees concluded that any benefits Collins Capital received from its management of the Fund, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 4, 2015 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Collins Alternative Solutions Fund (the “Fund”), entered into between Collins Capital Investments, LLC (the “Adviser or “Collins Capital”) and certain of the Fund’s sub-advisers (each a “Sub-Adviser, and collectively, the “Sub-Advisers”), specifically The Cambridge Strategy (Asset Management) Limited (“Cambridge”), Clinton Group, Inc. (“Clinton”), Pinebank Asset Management, LP (“Pinebank”), and Seven Locks Capital Management, LP (“Seven Locks”), the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements.  In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund.  Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between the Adviser and the Sub-Advisers, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of Cambridge, Clinton, Pinebank, and Seven Locks to the Fund.  The Trustees considered Cambridge’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of David R. Thompson, Walid Khalfallah and Ali Yigitbasioglu, who serve as the portfolio managers for the segment of the Fund’s assets managed by Cambridge, and other key personnel at Cambridge.  The Trustees considered Clinton’s responsibilities in its management of Fund assets, as well as the

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited) (Continued)

qualifications, experience and responsibilities of George E. Hall, who serves as the portfolio manager for the segment of the Fund’s assets managed by Clinton, and other key personnel at Clinton.  The Trustees considered Pinebank’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Oren Cohen, who serves as the portfolio manager for the segment of the Fund’s assets managed by Pinebank, and other key personnel at Cohanzick Asset Management, Pinebank’s partner firm which provides operational and compliance support services to Pinebank.  The Trustees also considered Seven Locks’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew S. Goldman, who serves as the portfolio manager for the segment of the Fund’s assets managed by Seven Locks, and other key personnel at Seven Locks.

The Trustees also considered information provided by each of Cambridge, Clinton, Pinebank, and Seven Locks at the June 24, 2015 meeting and the August 4, 2015 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their strategies for the Fund, brokerage practices and compliance and risk management programs.  The Trustees also noted any services that extended beyond portfolio management.  The Trustees concluded that Cambridge, Clinton, Pinebank, and Seven Locks had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of Cambridge, Clinton, Pinebank, and Seven Locks to the Fund were satisfactory.

2.  INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the performance of the Institutional Class shares of the Fund, including the performance relating specifically to each segment of the Fund’s assets managed by Cambridge, Clinton, Pinebank, and Seven Locks, respectively.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Cambridge for the year-to-date, one-year and since-inception periods ended March 31, 2015.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Cambridge on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) as well as a secondary index (the Barclays Capital US Aggregate Bond TR USD Index).  The Trustees also compared the performance of that segment of the Fund’s portfolio managed by Cambridge to a private fund managed by Cambridge with similar investment strategies to that of the Fund, and in comparison to the Fund’s overall Class I performance for each period.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Clinton for the year-to-date, one-year and since-inception periods (of Clinton managing a segment of the Fund’s portfolio) ended March 31, 2015.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Clinton on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) as well as a secondary index (the Barclays Capital US Aggregate Bond TR USD Index), and in comparison to the Fund’s overall Class I performance for each period.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited) (Continued)

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Pinebank for the year-to-date, one-year and since-inception  periods ended March 31, 2015.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Pinebank on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) as well as a secondary index (the Barclays Capital US Aggregate Bond TR USD Index) and in comparison to the Fund’s overall Class I performance for each period.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Seven Locks for the year-to-date, one-year and since-inception periods (of Seven Locks managing a segment of the Fund’s portfolio) ended March 31, 2015.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Seven Locks on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) as well as a secondary index (the Barclays Capital US Aggregate Bond TR USD Index).  The Trustees also compared the performance of that segment of the Fund’s portfolio managed by Cambridge to a private fund managed by Seven Locks with similar investment strategies to that of the Fund, and in comparison to the Fund’s overall performance for each period.

After considering all the information, the Trustees concluded that the performance obtained by each of Cambridge, Clinton, Pinebank, and Seven Locks for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by Cambridge, Clinton, Pinebank, and Seven Locks.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Collins Capital to Cambridge, Clinton, Pinebank, and Seven Locks under the Sub-Advisory Agreements.  The Trustees noted that Collins Capital had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of Cambridge, Clinton, Pinebank, and Seven Locks.  Since the sub-advisory fees are paid by Collins Capital, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Cambridge, Clinton, Pinebank, and Seven Locks.  Consequently, the Trustees did not consider the costs of services provided by each of Cambridge, Clinton, Pinebank, and Seven Locks or the profitability of their relationship with the Fund to be material factors for consideration given that Cambridge, Clinton, Pinebank and Seven Locks are not affiliated with Collins  Capital and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis.  Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of Cambridge, Clinton, Pinebank, and Seven Locks by Collins Capital were reasonable in light of the services provided by Cambridge, Clinton, Pinebank, and Seven Locks.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited) (Continued)

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Cambridge, Clinton, Pinebank, and Seven Locks are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of Cambridge, Clinton, Pinebank, and Seven Locks from their association with the Fund.  The Trustees concluded that the benefits that each of Cambridge, Clinton, Pinebank, and Seven Locks may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 37.93% of its ordinary income distribution for the year ended February 28, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2015, 31.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended February 28, 2015, 45.66% of taxable ordinary income distributions were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
three portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
three portfolios).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 72		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
three portfolios).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer,	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp
Milwaukee, WI 53202		May 29,	Fund Services,
Age: 33		2015	LLC (April 2012–
present); Research
Associate, Vista360,
LLC (May 2010–
April 2012).

Anita Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer, Vice	July 1,	U.S. Bancorp Fund
Age: 55	President	2014	Services, LLC
	and Anti-		(January 2014–
	Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 8, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date                          11/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date                          11/4/2015

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date                          11/4/2015

* Print the name and title of each signing officer under his or her signature.